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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                NOVEMBER 21, 2005


                          BLACK WARRIOR WIRELINE CORP.
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             (Exact name of registrant as specified in its charter)

       DELAWARE                          0-18754                 11-2904094
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (662) 329-1047


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act


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SECTION 3 - SECURITIES AND TRADING MARKETS.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

         On November 21, 2005, four holders of the Registrant's Convertible Subordinated Notes ("Notes") converted accrued interest on the Notes they hold into shares of the Registrant's Common Stock. One share of the Registrant's Common Stock was issued for every $0.75 of accrued interest converted.

                                  AMOUNT OF INTEREST
  NAME OF NOTEHOLDER                 CONVERTED              NO. OF SHARES ISSUED
  ------------------              ------------------        --------------------
Charles E. Underbrink                 $645,000                    860,000
Northgate, L.L.C.                     $237,000                    316,000
Hub, Inc.                             $504,000                    672,000
Charles E. Underbrink, IRA            $ 42,000                     56,000
    & Guaranty & Trust Co.
    TTEE
    Account #80426141
                                                      Total:    1,904,000

         The shares of Common Stock were issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption contained in Section 3(a)(9) of the Securities Act. The shares were issued to the Registrant's existing securityholders exclusively, and no commission or other remuneration was paid or given directly or indirectly for soliciting such conversion.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BLACK WARRIOR WIRELINE CORP.





Dated:  November 23, 2005           By:  /s/ William L. Jenkins
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                                         William L. Jenkins, President